EXHIBIT 99.1
VOTING AGREEMENT
     THIS VOTING AGREEMENT (the “Agreement”) dated as of May 10, 2006 is by and between Luis Cruz, M.D., Jose M. Garcia, and Carlos Garcia (collectively “Principals”) and the other parties signatory hereto (each a "Shareholder").
RECITALS
     Continucare Corporation, a Florida corporation (“CNU”) CNU Blue 1, Inc., a Florida corporation and a wholly-owned subsidiary of CNU (“Buyer”), CNU Blue 2, LLC, a Florida limited liability company and a wholly-owned subsidiary of Buyer (“Buyer LLC”), Miami Dade Health and Rehabilitation Services, Inc., a Florida corporation (“MDHRS”), Miami Dade Health Centers, Inc., a Florida corporation (“MDHC”), West Gables Open MRI Services, Inc., a Florida corporation (“West Dade”), Kent Management Systems, Inc. (“Kent”), Pelu Properties, Inc., a Florida corporation (“Pelu”), Peluca Investments, LLC, a Florida limited liability company (“Peluca”), and Miami Dade Health Centers One, Inc., a Florida corporation (“MDHC One, and, collectively with MDHRS, MDHC, West Dade, Kent, and Pelu, the “Sellers”), MDHC Red, Inc., a Florida corporation (“Retain”), Principals and each of the other shareholders of each Seller have entered into an Asset Purchase Agreement (the “Acquisition Agreement”) pursuant to which Sellers shall sell Buyer, and Buyer shall purchase from Sellers, on a going concern basis, substantially all of the assets, properties and business of the Business (such term and each other capitalized term used in this Agreement without definition shall have the meaning given to it in the Acquisition Agreement), all on the terms and subject to the conditions set forth therein
     As a condition to Principals entering into and causing Sellers to enter into the Acquisition Agreement, Principals require that each Shareholder enter into, and each such Shareholder has agreed to enter into, this Agreement with Principals.
AGREEMENT
     To implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereby agree as follows:
     1. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS. Each Shareholder hereby severally and not jointly represents and warrants to Principals as follows:
     (a) OWNERSHIP OF SHARES.
          (i) Such Shareholder is either (a) the record holder or beneficial owner, either alone or with such Shareholder’s spouse, of the number of or (b) trustee of a trust that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such trustee, a "Trustee") of the number of shares of CNU Common Stock as is set forth opposite such Shareholder’s name on Schedule 1(a)(i) hereto (such shares shall constitute the “Existing Shares”, and together with any shares of CNU Common Stock acquired of record or beneficially by such Shareholder in any capacity after the date hereof and prior to the termination hereof, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise shall constitute the “Shares”).
          (ii) On the date hereof, the Existing Shares set forth opposite such Shareholder’s name on Schedule 1(a)(i) hereto constitute all of the outstanding shares of CNU Common Stock owned of record or beneficially by such Shareholder. Such Shareholder does not have record or beneficial ownership of any Shares not set forth on Schedule 1(a)(i) hereto.
          (iii) Except as set forth on Schedule 1(a)(iii) hereto, such Shareholder has sole power of disposition with respect to all of the Existing Shares set forth opposite such Shareholder’s name on Schedule 1(a)(i), with no restrictions on such rights, subject to applicable securities Laws and the terms of this Agreement.
     (b) POWER; BINDING AGREEMENT. Such Shareholder has the legal capacity, power and authority to enter into and perform all of such Shareholder’s obligations under this Agreement. The execution, delivery and performance of this Agreement by such Shareholder will not violate any other agreement to which such Shareholder is a party or by which such Shareholder is bound including, without limitation, any trust agreement, voting agreement, shareholders agreement, voting trust, partnership or other agreement. This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming this Agreement has been duly and validly executed and delivered by or on behalf of the respective other party thereto, which party has the power to enter into and perform its obligations, this Agreement constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Requirements of Law generally affecting the rights of creditors and subject to general equity principles. There is no beneficiary of or holder of interest in any trust of which a Shareholder is Trustee whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If such Shareholder is married and such Shareholder’s Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and assuming this Agreement has been duly and validly executed and delivered by or on behalf of the respective other party thereto, which party has the power to enter into and perform its obligations, this Agreement constitutes a valid and binding agreement of, such Shareholder’s spouse, enforceable against such person in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Requirements of Law generally affecting the rights of creditors and subject to general equity principles.

     (c) NO CONFLICTS. Except for filings under the Exchange Act, (A) to such Shareholder’s knowledge, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by such Shareholder nor the consummation by such Shareholder of the transactions contemplated hereby nor compliance by such Shareholder with any of the provisions hereof shall (x) conflict with or result in any breach of any applicable trust, partnership agreement or other agreements or organizational documents applicable to such Shareholder, (y) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Shareholder is a party or by which such Shareholder or any of such Shareholder’s properties or assets may be bound or (z) to the knowledge of such Shareholder violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to such Shareholder or any of such Shareholder’s properties or assets.
     (d) LIENS. Such Shareholder’s Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, free and clear of all Encumbrances except for inchoate tax liens for taxes not yet due.
     (e) BROKERS. No broker, investment banker, financial adviser or other person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder in his or her capacity as such.
     (f) ACKNOWLEDGMENT. Such Shareholder understands and acknowledges that Principals are entering into the Acquisition Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement with Acquiror.
     2. CERTAIN COVENANTS OF SHAREHOLDERS. Except in accordance with the terms of this Agreement, each Shareholder hereby severally covenants and agrees as follows:
     (a) RESTRICTION ON PROXIES AND NONINTERFERENCE. Prior to the earlier of the termination of the Acquisition Agreement in accordance with its terms and the Closing, no Shareholder shall, directly or indirectly: (i) grant any proxies or powers of attorney with respect to any Shares, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (ii) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or that could reasonably be expected to have the effect of preventing or disabling such Shareholder from performing such Shareholder’s obligations under this Agreement in any material respect.
     (b) VOTING OF COMPANY STOCK. Each Shareholder hereby agrees that, prior to the first to occur of the termination of the Acquisition Agreement in accordance with its terms and the Closing, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of CNU Common Stock, however called, or in connection with any written consent of the holders of the CNU Common Stock, he will appear at the meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares over which such Shareholder holds the power, directly or indirectly, to direct the vote, except as otherwise agreed to in writing in advance by the Principals in their sole discretion, in favor of the issuance of the CNU Shares pursuant to the Acquisition Agreement and against any action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone or adversely affect the transactions contemplated by the Acquisition Agreement. Each Shareholder agrees that he will not enter into any agreement or understanding with any Person the intended or anticipated effect of which would be inconsistent with or violative of any provision contained in this Section 2(b). Nothing in this Agreement to the contrary, no Shareholder shall be required to acquire any Shares that such Shareholder has, directly or indirectly, the right to acquire, including, without limitation, by exercise of stock options or otherwise.
Notwithstanding the foregoing or anything to the contrary in this Agreement, nothing in this Agreement shall require a Shareholder to exercise any stock option or other security convertible into or exercisable for shares of CNU Common Stock.
     3. FURTHER ASSURANCES. From time to time, at the other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
     4. CERTAIN EVENTS. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to such Shareholder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Shareholder’s heirs, guardians, administrators or successors or as a result of any divorce.
     5. TERMINATION. The obligations set forth in this Agreement will terminate upon the first to occur of the termination of the Acquisition Agreement in accordance with its terms and the Effective Time.
     6. MISCELLANEOUS.

     (a) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and the schedules hereto (i) constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other party.
     (b) AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.
     (c) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given; as of the date of delivery, if delivered personally; upon receipt of confirmation, if telecopied, or upon the next business day when delivered during normal business hours to an overnight courier service, such as Federal Express, in each case to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice; unless the sending party has knowledge that such notice or other communication hereunder was not received by the intended recipient:
     If to a Shareholder to:

Continucare Corporation 7200 Corporate Center Drive, Suite 600 Miami, FL 33126 Attention: Chief Executive Officer Fax: (305) 500-2104
     with a copy to:

Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. 150 West Flagler Street, Suite 2200 Miami, Florida 33130 Fax: 305-789-3395 Attention: Geoffrey MacDonald, Esq.
     If to Principals, to:

Miami Dade Health Centers, Inc. 3233 Palm Avenue 4th Floor Hialeah, FL 33012 Attention: Jose M. Garcia, CEO Fax: 305-642-3142

     With a copy to:

Sandra Greenblatt, P.A. One Biscayne Tower, Suite 3500 2 South Biscayne Boulevard Miami, FL 33131 Attention: Sandra P. Greenblatt, Esq. Fax: (305) 577-9951
or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.
     (d) GOVERNING LAW. The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Florida, without giving effect to the principles of conflict of laws thereof.
     (e) COSTS. The parties will each be solely responsible for and bear all of its own respective expenses, including, without limitation, expenses of legal counsel, accountants, and other advisors, incurred at any time in connection with pursuing or consummating the Agreement and the transactions contemplated thereby.
     (f) ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.
     (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but both of which shall constitute one and the same Agreement.
     (h) DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.
     (i) SEVERABILITY. If any term or provision of this Agreement or the application thereof to any party or set of circumstances shall, in any jurisdiction and to any extent, be finally held invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and which puts each party in a position as nearly comparable as possible to the position it would have been in but for the finding of invalidity or unenforceability, while remaining valid and enforceable.
     (j) DEFINITIONS. For purposes of this Agreement:
          (i) “Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a “group” as described in Section 13(d)(3) of the Exchange Act.
          (ii) “Person” shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.
          (iii) If, between the date of this Agreement and the Closing Date, the CNU shall effect any reclassification, recapitalization, stock split, combination, or exchange of the CNU Common Stock, or a stock dividend or dividend payable in any other securities shall be declared with a record date occurring within such period, or any similar event shall have occurred, then the Shares shall be appropriately adjusted to give effect to such reclassification, recapitalization, stock split, combination, or exchange, dividend or other event.
     (k) SHAREHOLDER CAPACITY. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, an officer or director of CNU makes any agreement or understanding herein in his or her capacity as such director, and the agreements set forth herein shall in no way restrict any director in the exercise of his or her fiduciary duties as an officer or director of CNU. Each Shareholder has executed this Agreement solely in his or her capacity as the record or beneficial holder of such Shareholder’s Shares or as the trustee of a trust whose beneficiaries are the beneficial owners of such Shareholder’s Shares.
     (l) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, Principals and each Shareholder have caused this Agreement to be duly executed as of the day and year first above written.

PRINCIPALS
/s/ Luis Cruz
Luis Cruz, M.D.

/s/ Jose Garcia
Jose M. Garcia

/s/ Carlos Garcia
Carlos Garcia

SHAREHOLDERS:
/s/ Richard C. Pfenniger, Jr.
Richard C. Pfenniger, Jr.

/s/ Phillip Frost
Phillip Frost, M.D.

FROST GAMMA INVESTMENTS TRUST
By:	/s/ Phillip Frost
Phillip Frost, M.D., Trustee

FROST NEVADA INVESTMENTS TRUST
By:	/s/ Phillip Frost
Phillip Frost, M.D., Trustee

SCHEDULE 1(a)(i)

Number of Shares of
Record Holder	CNU Common Stock
Phillip Frost, M.D	100,000

Frost-Gamma Investments Trust	21,279,788

Frost Nevada Investments Trust	819,313

Richard C. Pfenniger, Jr.	1,015,000

SCHEDULE 1(a)(iii)
NONE